EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2025 Financial Results

SAN RAFAEL, Calif., Oct. 16, 2025 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2025 of $28.3 million and diluted earnings per common share ("EPS") of $1.12. Third quarter 2025 results compare to second quarter 2025 net income of $29.1 million and EPS of $1.12.

"Westamerica’s third quarter 2025 results benefited from the Company’s low-cost operating principles. The annualized cost of funding interest-earning loans, bonds and cash was 0.26 percent for the third quarter 2025. The Company recognized no provision for credit losses in the third quarter 2025. At September 30, 2025, nonperforming assets were $2.6 million and the allowance for credit losses on loans was $11.9 million. Westamerica operated efficiently, spending 40 percent of its revenue on operating costs in the third quarter 2025,” said Chairman, President and CEO David Payne. “Third quarter 2025 results generated an annualized 10.9 percent return on average common equity. Westamerica paid a $0.46 per common share dividend during the third quarter 2025, and retired 488 thousand common shares using its share repurchase plan. Westamerica’s capital ratios remain at historically high levels exceeding the highest regulatory guidelines,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $53.8 million for the third quarter 2025, compared to $54.6 million for the second quarter 2025. The annualized yield earned on loans, bonds and cash for the third quarter 2025 was 4.06 percent compared to 4.07 percent for the second quarter 2025. The annualized cost of funding interest-earning loans, bonds and cash was 0.26 percent for the third quarter 2025 compared to 0.22 percent for the second quarter 2025.

Noninterest income for the third quarter 2025 totaled $10.2 million compared to $10.3 million for the second quarter 2025.

Noninterest expense was $25.8 million for the third quarter 2025 compared to $25.5 million for the second quarter 2025. The increase in noninterest expense is primarily due to higher salaries and benefits expense due to one more business day in the third quarter 2025 compared to the second quarter 2025, higher occupancy and equipment expense and professional fees.

The income tax provision (FTE) for the third quarter 2025 was $10.0 million compared to $10.3 million for the second quarter 2025.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Anela Jonas – Investor Relations Contact
707-863-6019
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2024 filed on Form 10-K and quarterly report for the quarter ended June 30, 2025 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 16, 2025
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2025

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'2025	Q3'2024	Change	Q2'2025
Net Interest and Loan Fee
Income (FTE)	$53,846	$62,465	-13.8%	$54,562
Provision
for Credit Losses	-	-	n/m	-
Noninterest Income	10,151	11,925	-14.9%	10,315
Noninterest Expense	25,800	26,309	-1.9%	25,529
Income Before Taxes (FTE)	38,197	48,081	-20.6%	39,348
Income Tax Provision (FTE)	9,934	13,024	-23.7%	10,282
Net Income	$28,263	$35,057	-19.4%	$29,066

Average Common Shares
Outstanding	25,341	26,685	-5.0%	25,889
Diluted Average Common
Shares Outstanding	25,341	26,686	-5.0%	25,889

Operating Ratios:
Basic Earnings Per Common
Share	$1.12	$1.31	-14.5%	$1.12
Diluted Earnings Per
Common Share	1.12	1.31	-14.5%	1.12
Return On Assets (a)	1.86%	2.16%		1.93%
Return On Common
Equity (a)	10.9%	13.7%		11.2%
Net Interest Margin (FTE) (a)	3.80%	4.08%		3.85%
Efficiency Ratio (FTE)	40.3%	35.4%		39.3%

Dividends Paid Per Common
Share	$0.46	$0.44	4.5%	$0.46
Common Dividend Payout
Ratio	41%	33%		41%

			%
	9/30'25YTD	9/30'24YTD	Change
Net Interest and Loan Fee
Income (FTE)	$164,798	$192,659	-14.5%
(Reversal of) Provision
for Credit Losses	(550)	300	n/m
Noninterest Income	30,787	32,522	-5.3%
Noninterest Expense	76,456	78,538	-2.7%
Income Before Taxes (FTE)	119,679	146,343	-18.2%
Income Tax Provision (FTE)	31,313	39,407	-20.5%
Net Income	$88,366	$106,936	-17.4%

Average Common Shares
Outstanding	25,953	26,680	-2.7%
Diluted Average Common
Shares Outstanding	25,953	26,681	-2.7%

Operating Ratios:
Basic Earnings Per Common
Share	$3.40	$4.01	-15.2%
Diluted Earnings Per
Common Share	3.40	4.01	-15.2%
Return On Assets (a)	1.94%	2.19%
Return On Common
Equity (a)	11.4%	14.4%
Net Interest Margin (FTE) (a)	3.85%	4.18%
Efficiency Ratio (FTE)	39.1%	34.9%

Dividends Paid Per Common
Share	$1.36	$1.32	3.0%
Common Dividend Payout
Ratio	40%	33%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'2025	Q3'2024	Change	Q2'2025
Interest and Loan Fee
Income (FTE)	$57,491	$68,110	-15.6%	$57,751
Interest Expense	3,645	5,645	-35.4%	3,189
Net Interest and Loan Fee
Income (FTE)	$53,846	$62,465	-13.8%	$54,562

Average Earning Assets	$5,621,797	$6,062,174	-7.3%	$5,652,443
Average Interest-Bearing
Liabilities	2,724,510	2,950,093	-7.6%	2,693,505

Yield on Earning Assets
(FTE) (a)	4.06%	4.45%		4.07%
Cost of Funds (a)	0.26%	0.37%		0.22%
Net Interest Margin (FTE) (a)	3.80%	4.08%		3.85%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.53%	0.76%		0.48%
Net Interest Spread (FTE) (a)	3.53%	3.69%		3.59%

			%
	9/30'25YTD	9/30'24YTD	Change
Interest and Loan Fee
Income (FTE)	$175,028	$206,612	-15.3%
Interest Expense	10,230	13,953	-26.7%
Net Interest and Loan Fee
Income (FTE)	$164,798	$192,659	-14.5%

Average Earning Assets	$5,689,058	$6,108,885	-6.9%
Average Interest-Bearing
Liabilities	2,729,204	2,969,078	-8.1%

Yield on Earning Assets
(FTE) (a)	4.09%	4.48%
Cost of Funds (a)	0.24%	0.30%
Net Interest Margin (FTE) (a)	3.85%	4.18%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.50%	0.63%
Net Interest Spread (FTE) (a)	3.59%	3.85%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'2025	Q3'2024	Change	Q2'2025

Total Assets	$6,018,937	$6,461,843	-6.9%	$6,042,100
Total Earning Assets	5,621,797	6,062,174	-7.3%	5,652,443
Total Loans	744,046	831,418	-10.5%	762,216
Commercial Loans	113,215	136,160	-16.9%	115,943
Commercial Real Estate
Loans	486,751	493,272	-1.3%	488,960
Consumer Loans	144,080	201,986	-28.7%	157,313
Total Investment Securities	4,175,230	4,736,024	-11.8%	4,236,303
Debt Securities Available for
Sale	3,331,315	3,867,451	-13.9%	3,385,972
Debt Securities Held to
Maturity	829,341	854,346	-2.9%	836,104
Equity Securities	14,574	14,227	2.4%	14,227
Total Interest-Bearing Cash	702,521	494,732	42.0%	653,924

Loans / Deposits	15.5%	16.3%		15.7%

			%
	9/30'25YTD	9/30'24YTD	Change

Total Assets	$6,082,169	$6,512,138	-6.6%
Total Earning Assets	5,689,058	6,108,885	-6.9%
Total Loans	765,231	840,961	-9.0%
Commercial Loans	116,423	134,402	-13.4%
Commercial Real Estate
Loans	490,991	489,836	0.2%
Consumer Loans	157,817	216,723	-27.2%
Total Investment Securities	4,268,226	4,925,557	-13.3%
Debt Securities Available for
Sale	3,418,176	4,047,131	-15.5%
Debt Securities Held to
Maturity	835,706	864,199	-3.3%
Equity Securities	14,344	14,227	0.8%
Total Interest-Bearing Cash	655,601	342,367	91.5%

Loans / Deposits	15.7%	16.1%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'2025	Q3'2024	Change	Q2'2025

Total Deposits	$4,806,568	$5,092,244	-5.6%	$4,841,803
Noninterest Demand	2,201,644	2,425,646	-9.2%	2,245,077
Interest-Bearing Transaction	895,504	937,694	-4.5%	908,367
Savings	1,636,259	1,639,997	-0.2%	1,611,845
Time greater than $100K	25,671	32,815	-21.8%	27,306
Time less than $100K	47,490	56,092	-15.3%	49,208
Total Short-Term Borrowings	119,586	283,495	-57.8%	96,779
Bank Term Funding Program
Borrowings	-	167,391	n/m	-
Securities Sold under
Repurchase Agreements	119,586	116,104	3.0%	96,779
Shareholders' Equity	1,026,618	1,016,642	1.0%	1,037,185

Demand Deposits /
Total Deposits	45.8%	47.6%		46.4%
Transaction & Savings
Deposits / Total Deposits	98.5%	98.3%		98.4%

			%
	9/30'25YTD	9/30'24YTD	Change

Total Deposits	$4,868,418	$5,224,158	-6.8%
Noninterest Demand	2,246,259	2,480,815	-9.5%
Interest-Bearing Transaction	912,830	992,363	-8.0%
Savings	1,632,529	1,658,106	-1.5%
Time greater than $100K	27,465	34,550	-20.5%
Time less than $100K	49,335	58,324	-15.4%
Total Short-Term Borrowings	107,045	225,735	-52.6%
Bank Term Funding Program
Borrowings	-	143,412	n/m
Securities Sold under
Repurchase Agreements	107,045	82,323	30.0%
Shareholders' Equity	1,039,802	991,229	4.9%

Demand Deposits /
Total Deposits	46.1%	47.5%
Transaction & Savings
Deposits / Total Deposits	98.4%	98.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,621,797	$57,491	4.06%
Total Loans (FTE)	744,046	10,321	5.51%
Commercial Loans (FTE)	113,215	1,713	6.01%
Commercial Real Estate
Loans	486,751	6,438	5.25%
Consumer Loans	144,080	2,170	5.98%
Total Investment Securities (FTE)	4,175,230	39,330	3.75%
Total Debt Securities
Available for Sale (FTE)	3,331,315	30,449	3.63%
Corporate Securities	1,919,304	12,784	2.66%
Collateralized Loan
Obligations	658,786	10,505	6.24%
Agency Mortgage Backed
Securities	384,703	3,945	4.10%
Securities of U.S.
Government Sponsored
Entities	312,563	2,777	3.55%
Obligations of States and
Political Subdivisions
(FTE)	55,959	438	3.13%
Total Debt Securities Held to
Maturity (FTE)	829,341	8,446	4.07%
Agency Mortgage Backed
Securities	48,296	264	2.19%
Corporate Securities	739,492	7,815	4.23%
Obligations of States and
Political Subdivisions
(FTE)	41,553	367	3.53%
Equity Securities (FTE)	14,574	435	11.92%
Total Interest-Bearing Cash	702,521	7,840	4.37%

Interest Expense Paid:
Total Earning Assets	5,621,797	3,645	0.26%
Total Interest-Bearing
Liabilities	2,724,510	3,645	0.53%
Total Interest-Bearing
Deposits	2,604,924	3,453	0.53%
Interest-Bearing Transaction	895,504	45	0.02%
Savings	1,636,259	3,361	0.81%
Time less than $100K	47,490	35	0.29%
Time greater than $100K	25,671	12	0.19%
Total Short-Term Borrowings	119,586	192	0.64%
Securities Sold under
Repurchase Agreements	119,586	192	0.64%

Net Interest Income and
Margin (FTE)		$53,846	3.80%

	Q3'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,062,174	$68,110	4.45%
Total Loans (FTE)	831,418	11,526	5.52%
Commercial Loans (FTE)	136,160	2,393	7.00%
Commercial Real Estate
Loans	493,272	6,308	5.09%
Consumer Loans	201,986	2,825	5.57%
Total Investment Securities (FTE)	4,736,024	49,822	4.17%
Total Debt Securities
Available for Sale (FTE)	3,867,451	40,722	4.16%
Corporate Securities	2,074,145	14,268	2.75%
Collateralized Loan
Obligations	1,166,189	21,459	7.20%
Agency Mortgage Backed
Securities	244,994	1,638	2.68%
Securities of U.S.
Government sponsored
entities	310,138	2,777	3.58%
Obligations of States and
Political Subdivisions
(FTE)	67,141	518	3.08%
U.S. Treasury Securities	4,844	62	5.13%
Total Debt Securities Held to
Maturity (FTE)	854,346	8,689	4.07%
Agency Mortgage Backed
Securities	65,545	376	2.29%
Corporate Securities	732,689	7,815	4.27%
Obligations of States and
Political Subdivisions
(FTE)	56,112	498	3.55%
Equity Securities	14,227	411	11.55%
Total Interest-Bearing Cash	494,732	6,762	5.35%

Interest Expense Paid:
Total Earning Assets	6,062,174	5,645	0.37%
Total Interest-Bearing
Liabilities	2,950,093	5,645	0.76%
Total Interest-Bearing
Deposits	2,666,598	3,113	0.46%
Interest-Bearing Transaction	937,694	47	0.02%
Savings	1,639,997	2,990	0.73%
Time less than $100K	56,092	46	0.33%
Time greater than $100K	32,815	30	0.36%
Total Short-Term Borrowings	283,495	2,532	3.54%
Bank Term Funding Program
Borrowings	167,391	2,278	5.40%
Securities Sold under
Repurchase Agreements	116,104	254	0.87%

Net Interest Income and
Margin (FTE)		$62,465	4.08%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'2025	Q3'2024	Change	Q2'2025
Service Charges on Deposit
Accounts	$3,317	$3,585	-7.5%	$3,368
Merchant Processing
Services	2,860	2,474	15.6%	2,687
Debit Card Fees	1,603	1,702	-5.8%	1,664
Trust Fees	895	846	5.8%	867
ATM Processing Fees	483	533	-9.4%	482
Other Service Fees	448	454	-1.3%	450
Bank Owned
Life Insurance Gains	-	202	n/m	106
Unrealized Losses on
Equity Securities	(90)	-	n/m	-
Other Noninterest Income	635	2,129	-70.2%	691
Total Noninterest Income	$10,151	$11,925	-14.9%	$10,315

Operating Ratios:
Total Revenue (FTE)	$63,997	$74,390	-14.0%	$64,877
Noninterest Income /
Revenue (FTE)	15.9%	16.0%		15.9%
Service Charges /
Avg. Deposits (a)	0.27%	0.28%		0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.02	$11.09	-9.7%	$10.05

			%
	9/30'25YTD	9/30'24YTD	Change
Service Charges on Deposit
Accounts	$10,066	$10,524	-4.4%
Merchant Processing
Services	8,280	7,714	7.3%
Debit Card Fees	4,848	4,951	-2.1%
Trust Fees	2,661	2,451	8.6%
ATM Processing Fees	1,428	1,664	-14.2%
Other Service Fees	1,327	1,342	-1.1%
Bank Owned
Life Insurance Gains	208	202	n/m
Unrealized Losses on
Equity Securities	(90)	-	n/m
Other Noninterest Income	2,059	3,674	-44.0%
Total Noninterest Income	$30,787	$32,522	-5.3%

Operating Ratios:
Total Revenue (FTE)	$195,585	$225,181	-13.1%
Noninterest Income /
Revenue (FTE)	15.7%	14.4%
Service Charges /
Avg. Deposits (a)	0.28%	0.27%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.08	$11.27	-10.6%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'2025	Q3'2024	Change	Q2'2025

Salaries and Related Benefits	$12,387	$12,762	-2.9%	$12,303
Occupancy and Equipment	5,253	5,256	-0.1%	5,154
Outsourced Data Processing	2,722	2,614	4.1%	2,709
Limited Partnership
Operating Losses	915	1,210	-24.4%	915
Professional Fees	643	337	90.8%	386
Courier Service	738	682	8.2%	687
Other Noninterest Expense	3,142	3,448	-8.9%	3,375
Total Noninterest Expense	$25,800	$26,309	-1.9%	$25,529

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.82%	1.73%		1.81%
Noninterest Expense /
Revenues (FTE)	40.3%	35.4%		39.3%

			%
	9/30'25YTD	9/30'24YTD	Change

Salaries and Related Benefits	$36,816	$37,831	-2.7%
Occupancy and Equipment	15,445	15,454	-0.1%
Outsourced Data Processing	8,128	7,661	6.1%
Limited Partnership
Operating Losses	2,745	4,090	-32.9%
Professional Fees	1,424	1,101	29.3%
Courier Service	2,113	2,017	4.8%
Other Noninterest Expense	9,785	10,384	-5.8%
Total Noninterest Expense	$76,456	$78,538	-2.7%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.80%	1.72%
Noninterest Expense /
Revenues (FTE)	39.1%	34.9%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3'2025	Q3'2024	Change	Q2'2025

Average Total Loans	$744,046	$831,418	-10.5%	$762,216

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$13,787	$15,952	-13.6%	$13,914
Provision for
Credit Losses	-	-	n/m	-
Net ACLL Losses	(1,928)	(634)	n/m	(127)
End of Period ACLL	$11,859	$15,318	-22.6%	$13,787

Gross ACLL Recoveries /
Gross ACLL Losses	22%	62%		87%
Net ACLL Losses /
Avg. Total Loans (a)	-1.03%	-0.30%		-0.07%

			%
	9/30'25YTD	9/30'24YTD	Change

Average Total Loans	$765,231	$840,961	-9.0%

Beginning of Period ACLL	$14,780	$16,867	-12.4%
(Reversal of) Provision for
Credit Losses	(550)	300	n/m
Net ACLL Losses	(2,371)	(1,849)	n/m
End of Period ACLL	$11,859	$15,318	-22.6%

Gross ACLL Recoveries /
Gross ACLL Losses	54%	64%
Net ACLL Losses /
Avg. Total Loans (a)	-0.41%	-0.29%

	(dollars in thousands)
			%
	9/30/25	9/30/24	Change	6/30/25
Allowance for Credit Losses
on Loans	$11,859	$15,318	-22.6%	$13,787
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$11,860	$15,319	-22.6%	$13,788

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/25	9/30/24	Change	6/30/25
Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$1,619	$252	542.5%	$ -
Performing Nonaccrual
Loans	728	-	n/m	4,553
Total Nonaccrual Loans	2,347	252	831.3%	4,553
Accruing Loans 90+ Days
Past Due	297	667	-55.5%	411
Total Nonperforming Loans	$2,644	$919	187.7%	$4,964

Total Loans Outstanding	$741,579	$833,967	-11.1%	$748,264

Total Assets	5,914,438	6,161,143	-4.0%	5,825,069

Loans:
Allowance for Credit Losses
on Loans	$11,859	$15,318	-22.6%	$13,787
Allowance for Credit Losses
on Loans / Loans	1.60%	1.84%		1.84%
Nonperforming Loans /
Total Loans	0.36%	0.11%		0.66%

10. Liquidity.

At September 30, 2025, the Company had $659,268 thousand in cash balances. During the twelve months ending September 30, 2026, the Company expects to receive $338,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at September 30, 2025, the Company’s debt securities which qualify as collateral for borrowing totaled $3,752,853 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at September 30, 2025, the Company had pledged $713,200 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at September 30, 2025, the Company had pledged $647,776 thousand in debt securities at the Federal Reserve Bank. During the nine months ended September 30, 2025, the Company’s average borrowings from the Federal Reserve Bank and correspondent banks were $-0- thousand and $-0- thousand, respectively, and at September 30, 2025, the Company had no borrowings from the Federal Reserve Bank or other correspondent banks. At September 30, 2025, the Company had access to borrowing from the Federal Reserve up to $647,776 thousand based on collateral pledged at September 30, 2025. At September 30, 2025, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,970,022 thousand. Debt securities eligible as collateral are shown at market value.

				(in thousands)
				9/30/25
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,531,359
Collateralized Loan
Obligations rated AAA				190,368
Obligations of States and
Political Subdivisions				91,351
Agency Mortgage Backed
Securities				634,583
Securities of U.S. Government
Sponsored Entities				305,192
Total Debt Securities Eligible
as Collateral				$3,752,853

Debt Securities Pledged
as Collateral:
Debt Securities Pledged
at the Federal Reserve Bank				($647,776)
Deposits by Public Entities				(713,200)
Securities Sold under
Repurchase Agreements				(415,475)
Other				(6,380)
Total Debt Securities Pledged
as Collateral				($1,782,831)

Estimated Debt Securities
Available to Pledge				$1,970,022

11. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/25	9/30/24	Change	6/30/25

Shareholders' Equity	$931,646	$909,040	2.5%	$921,783
Total Assets	5,914,438	6,161,143	-4.0%	5,825,069
Shareholders' Equity/
Total Assets	15.75%	14.75%		15.82%
Shareholders' Equity/
Total Loans	125.63%	109.00%		123.19%
Tangible Common Equity
Ratio	13.98%	13.03%		14.03%
Common Shares Outstanding	25,107	26,686	-5.9%	25,587
Common Equity Per Share	$37.11	$34.06	8.9%	$36.03
Market Value Per Common
Share	49.99	49.42	1.2%	48.44

	(shares in thousands)
			%
	Q3'2025	Q3'2024	Change	Q2'2025
Share Retirements (Issuances):
Total Shares Retired	488	-	n/m	773
Average Retirement Price	$48.96	$ -	n/m	$49.61
Net Shares Retired (Issued)	480	(3)	n/m	773

			%
	9/30'25YTD	9/30'24YTD	Change

Total Shares Retired	1,622	4	n/m
Average Retirement Price	$49.60	$45.58	n/m
Net Shares Retired (Issued)	1,601	(15)	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/25	9/30/24	Change	6/30/25
Assets:
Cash and Due from Banks	$659,268	$502,945	31.1%	$626,437

Debt Securities Available for
Sale:
Corporate Securities	1,797,562	1,901,617	-5.5%	1,792,021
Collateralized Loan
Obligations	561,063	1,078,920	-48.0%	780,147
Agency Mortgage Backed
Securities	589,654	227,565	159.1%	291,543
Securities of U.S.
Government Sponsored
Entities	305,192	303,609	0.5%	301,903
Obligations of States and
Political Subdivisions	51,853	63,876	-18.8%	60,835
U.S. Treasury Securities	-	4,899	n/m	-
Total Debt Securities
Available for Sale	3,305,324	3,580,486	-7.7%	3,226,449

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	46,433	62,745	-26.0%	49,878
Corporate Securities	740,545	733,748	0.9%	738,846
Obligations of States and
Political Subdivisions (1)	39,527	53,768	-26.5%	45,715
Total Debt Securities
Held to Maturity (1)	826,505	850,261	-2.8%	834,439

Loans	741,579	833,967	-11.1%	748,264
Allowance For Credit Losses
on Loans	(11,859)	(15,318)	-22.6%	(13,787)
Total Loans, net	729,720	818,649	-10.9%	734,477

Premises and Equipment, net	25,874	26,129	-1.0%	25,850
Identifiable Intangibles, net	-	178	n/m	19
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	246,074	260,822	-5.7%	255,725

Total Assets	$5,914,438	$6,161,143	-4.0%	$5,825,069

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,214,100	$2,375,958	-6.8%	$2,175,841
Interest-Bearing Transaction	881,367	925,455	-4.8%	894,774
Savings	1,626,474	1,677,332	-3.0%	1,603,974
Time	71,238	86,305	-17.5%	72,946
Total Deposits	4,793,179	5,065,050	-5.4%	4,747,535

Securities Sold under
Repurchase Agreements	133,651	132,487	0.9%	101,210
Total Short-Term
Borrowed Funds	133,651	132,487	0.9%	101,210

Other Liabilities	55,962	54,566	2.6%	54,541
Total Liabilities	4,982,792	5,252,103	-5.1%	4,903,286

Shareholders' Equity:
Common Equity:
Paid-In Capital	448,600	475,096	-5.6%	456,964
Accumulated Other
Comprehensive Loss	(99,913)	(127,653)	-21.7%	(116,747)
Retained Earnings	582,959	561,597	3.8%	581,566
Total Shareholders' Equity	931,646	909,040	2.5%	921,783

Total Liabilities and
Shareholders' Equity	$5,914,438	$6,161,143	-4.0%	$5,825,069

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'2025	Q3'2024	Change	Q2'2025
Interest and Loan Fee Income:
Loans	$10,257	$11,441	-10.3%	$10,523
Equity Securities	409	388	5.4%	408
Debt Securities Available
for Sale	30,358	40,616	-25.3%	30,815
Debt Securities Held to
Maturity	8,370	8,587	-2.5%	8,448
Interest-Bearing Cash	7,840	6,762	15.9%	7,273
Total Interest and Loan
Fee Income	57,234	67,794	-15.6%	57,467

Interest Expense:
Transaction Deposits	45	47	-4.3%	44
Savings Deposits	3,361	2,990	12.4%	2,950
Time Deposits	47	76	-38.2%	51
Bank Term Funding Program
Borrowings	-	2,278	n/m	-
Securities Sold under
Repurchase Agreements	192	254	-24.5%	144
Total Interest Expense	3,645	5,645	-35.4%	3,189

Net Interest and Loan
Fee Income	53,589	62,149	-13.8%	54,278

Provision for
Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges on Deposit
Accounts	3,317	3,585	-7.5%	3,368
Merchant Processing
Services	2,860	2,474	15.6%	2,687
Debit Card Fees	1,603	1,702	-5.8%	1,664
Trust Fees	895	846	5.8%	867
ATM Processing Fees	483	533	-9.4%	482
Other Service Fees	448	454	-1.3%	450
Bank Owned
Life Insurance Gains	-	202	n/m	106
Other Noninterest Income	545	2,129	-74.4%	691
Total Noninterest Income	10,151	11,925	-14.9%	10,315

Noninterest Expense:
Salaries and Related Benefits	12,387	12,762	-2.9%	12,303
Occupancy and Equipment	5,253	5,256	-0.1%	5,154
Outsourced Data Processing	2,722	2,614	4.1%	2,709
Limited Partnership
Operating Losses	915	1,210	-24.4%	915
Professional Fees	643	337	90.8%	386
Courier Service	738	682	8.2%	687
Other Noninterest Expense	3,142	3,448	-8.9%	3,375
Total Noninterest Expense	25,800	26,309	-1.9%	25,529

Income Before Income Taxes	37,940	47,765	-20.6%	39,064
Income Tax Provision	9,677	12,708	-23.9%	9,998
Net Income	$28,263	$35,057	-19.4%	$29,066

Average Common Shares
Outstanding	25,341	26,685	-5.0%	25,889
Diluted Average Common
Shares Outstanding	25,341	26,686	-5.0%	25,889

Per Common Share Data:
Basic Earnings	$1.12	$1.31	-14.5%	$1.12
Diluted Earnings	1.12	1.31	-14.5%	1.12
Dividends Paid	0.46	0.44	4.5%	0.46

			%
	9/30'25YTD	9/30'24YTD	Change
Interest and Loan Fee Income:
Loans	$31,449	$34,119	-7.8%
Equity Securities	1,239	1,178	5.2%
Debt Securities Available
for Sale	94,376	130,345	-27.6%
Debt Securities Held to
Maturity	25,312	25,964	-2.5%
Interest-Bearing Cash	21,816	14,006	55.8%
Total Interest and Loan
Fee Income	174,192	205,612	-15.3%

Interest Expense:
Transaction Deposits	135	235	-42.6%
Savings Deposits	9,439	7,229	30.6%
Time Deposits	153	215	-28.8%
Bank Term Funding Program
Borrowings	-	5,813	n/m
Securities Sold under
Repurchase Agreements	503	461	9.1%
Total Interest Expense	10,230	13,953	-26.7%

Net Interest and Loan
Fee Income	163,962	191,659	-14.5%

(Reversal of) Provision
for Credit Losses	(550)	300	n/m

Noninterest Income:
Service Charges on Deposit	10,066	10,524	-4.4%
Accounts
Merchant Processing
Services	8,280	7,714	7.3%
Debit Card Fees	4,848	4,951	-2.1%
Trust Fees	2,661	2,451	8.6%
ATM Processing Fees	1,428	1,664	-14.2%
Other Service Fees	1,327	1,342	-1.1%
Bank Owned
Life Insurance Gains	208	202	n/m
Other Noninterest Income	1,969	3,674	-46.4%
Total Noninterest Income	30,787	32,522	-5.3%

Noninterest Expense:
Salaries and Related Benefits	36,816	37,831	-2.7%
Occupancy and Equipment	15,445	15,454	-0.1%
Outsourced Data Processing	8,128	7,661	6.1%
Limited Partnership
Operating Losses	2,745	4,090	-32.9%
Professional Fees	1,424	1,101	29.3%
Courier Service	2,113	2,017	4.8%
Other Noninterest Expense	9,785	10,384	-5.8%
Total Noninterest Expense	76,456	78,538	-2.7%

Income Before Income Taxes	118,843	145,343	-18.2%
Income Tax Provision	30,477	38,407	-20.6%
Net Income	$88,366	$106,936	-17.4%

Average Common Shares
Outstanding	25,953	26,680	-2.7%
Diluted Average Common
Shares Outstanding	25,953	26,681	-2.7%

Per Common Share Data:
Basic Earnings	$3.40	$4.01	-15.2%
Diluted Earnings	3.40	4.01	-15.2%
Dividends Paid	1.36	1.32	3.0%

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at September 30, 2025, June 30, 2025 and September 30, 2024.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.